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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): SEPTEMBER 4, 2003

                          THE MIIX GROUP, INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)



      Delaware                      001-14593                    22-3586492
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   (State or Other                 (Commission                 (IRS Employer
   Jurisdiction of                 File Number)             Identification No.)
    Incorporation)



                                Two Princess Road
                         Lawrenceville, New Jersey 08648
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         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:   (609) 896-2404
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                                    N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Items.

Reference is made to the press release dated September 4, 2003 and attached as
Exhibit 99.1 with respect to appointment of Scott L. Barbee to the Board of Directors of The MIIX Group, Inc.








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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE MIIX GROUP, INCORPORATED


                                           By:  /s/ Patricia A. Costante
                                                -------------------------------
                                                Patricia A. Costante
                                                Chairman and CEO

September 4, 2003




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                                  EXHIBIT INDEX


Exhibit No.                              Description
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99.1                         Press Release dated September 4, 2003



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                                  Exhibit 99.1



Lawrenceville, NJ, September 4, 2003 - The MIIX Group, Inc., (OTC: MIIX) has announced the appointment of Scott L. Barbee to its Board of Directors.

"We are pleased to have Mr. Barbee join our Board of Directors," said Patricia
A. Costante, Chairman & CEO. "The insight and perspective provided by his strong financial background will be a valuable addition to our organization," she added.

Mr. Barbee is currently employed by Berno, Gambal & Barbee Inc., where he performs investment research and portfolio management. He is also lead manager of the Aegis Value Fund. Mr. Barbee was previously employed by Simmons & Company, an energy boutique investment bank, where he worked as an oil-service equity research analyst. He also has previously worked at Donald Smith & Company, a value-oriented institutional investment firm. Mr. Barbee holds an M.B.A. degree from The Wharton School and is a Chartered Financial Analyst.

Berno, Gambal & Barbee Inc. is one of the Company's largest institutional stockholders holding 798,850 shares or 5.5% of the MIIX Group's outstanding common stock in client accounts. Mr. Barbee personally owns an additional 242,200 shares of MIIX Group common stock.

Barbee joins professionals in the fields of medicine, banking, and healthcare management on the MIIX Group Board of Directors.

Forward Looking Statement
This news release contains forward-looking statements that are based on the Company's estimates and expectations concerning future events and anticipated results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements. In particular, the implementation of the Company's business plan is subject to completion of financial analyses and other contingencies, regulatory approval and to the Company's continuing ability to maintain the financial strength to avoid mandatory regulatory control. These uncertainties and other factors are detailed from time to time in the Company's filings with the appropriate securities commissions, and include, without limitation, the Company having sufficient liquidity and working capital, the Company's ability to achieve consistent profitable growth, the Company's ability to diversify its product lines, the conti nued adequacy of the Company's loss and loss adjustment expense reserves, the Company's avoidance of any material loss on collection of reinsurance recoverables, increased competitive pressure, the loss of significant customers, general economic conditions, including changing interest rates, rates of inflation and the performance of the financial markets, judicial decisions and rulings, changes in domestic and foreign laws, regulations and taxes, effects of acquisitions and divestitures, and various other factors. The words "believe," "expect," "anticipate," "project," and similar expressions identify forward-looking statements. The Company's expectations regarding future values expected or

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believed to be realized through the implementation of its current business plan, including through the management of the run-off of its business and possible business arrangements with MIIX Advantage, earnings, initiatives, underwriting, cost controls, adequacy of loss and loss adjustment expense reserves, and realizing shareholder value depend on a variety of factors, including economic, competitive, market conditions, legal and regulatory which may be beyond the Company's control and are thus difficult or impossible to predict. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by the company or any other person that the Company's objectives or plans will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The
Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION:

Corporate Governance Contact:        Catherine E. Williams
                                     Senior Vice President
                                     (800) 234-MIIX, ext. 1234
                                     cwilliam@miix.com

Media Contact:                       Emmalee Morrison
                                     AVP Corporate Communications
                                     (800) 234-MIIX, ext. 1335
                                     emorriso@miix.com

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